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                                    FORM 8-K/A

                                  AMENDMENT NO. 1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report:  April 25, 1994



                         LAURENTIAN CAPITAL CORPORATION

                          Commission File No.:  0-8403

     Incorporated in the                     I.R.S. Employer Identification No.
     State of Delaware                       59-1611314

                             640 Lee Road, Suite 303
                           Wayne, Pennsylvania  19087

                          Registrant's Telephone Number
                       Including Area Code:  610/889-7400

                              Exhibit Index at Page 4

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                 AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K


     The following amends the Current Report on Form 8-K filed by Laurentian Capital Corporation on April 26, 1994 to include additional exhibits.

Item 5.    OTHER EVENTS.

     On April 25, 1994 Laurentian Capital Corporation (the "Company") issued its press release, a copy of which is attached hereto as Exhibit A, announcing that it had entered into a five year US $45 million revolving credit facility to refinance part of the Company's existing US $55 million Revolving Underwriting Facility ("RUF"). The new credit facility, together with the payment of $10 million by the Company, satisfied the repayment of the RUF, which was due on April 25, 1994.


Item 7.    EXHIBITS.

Exhibit A     Press Release dated April 25, 1994

Exhibit B     Credit Agreement dated as of April 25, 1994 among the Company, the Lenders named therein, and National Bank of Canada, New York
              Branch, as Agent

Exhibit C     Stock Pledge Agreement made as of April 25, 1994 by the Company, the Banks named therein, and National Bank of Canada as Collateral Custody Agent

Exhibit D     Long-Term Financing Support Agreement dated as of April 25, 1994 between the Company and Desjardins Laurentian Financial
              Corporation

Exhibit E     Agreement dated as of April 25, 1994 among Desjardins Laurentian
              Financial Corporation, the Company, and National Bank of Canada in its capacity as Agent

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Amendment No. 1 to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                             LAURENTIAN CAPITAL CORPORATION


                                             BY:  /s/ Bernhard M. Koch
                                                  -----------------------------
                                                  Bernhard M. Koch
                                                  Secretary


May 2, 1994

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                        EXHIBIT INDEX


                                                                     Page
                                                                    Number
                                                                    ------

Exhibit A               Press Release dated April 25, 1994             5

Exhibit B               Credit Agreement dated as of                   6
                        April 25, 1994 among the Company,
                        the Lenders named therein, and
                        National Bank of Canada, New York
                        Branch, as Agent

Exhibit C               Stock Pledge Agreement made as                86
                        of April 25, 1994 by the Company,
                        the Banks named therein, and National
                        Bank of Canada as Collateral Custody
                        Agent

Exhibit D               Long-Term Financing Support Agreement         95
                        dated as of April 25, 1994 between the
                        Company and Desjardins Laurentian Financial
                        Corporation

Exhibit E               Agreement dated as of April 25, 1994         100
                        among Desjardins Laurentian Financial
                        Corporation, the Company, and National Bank of Canada in its capacity as Agent